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                                                                   EXHIBIT 25.01


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   ----------

                                    FORM T-1
                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE
                                  ----------
                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305(b)(2)
                                  -----------
                              MARINE MIDLAND BANK
              (Exact name of trustee as specified in its charter)


           New York                                     16-1057879
           (Jurisdiction of incorporation            (I.R.S. Employer
           or organization if not a U.S.            Identification No.)
           national bank)

           140 Broadway, New York, N.Y.                 10005-1180
           (212) 658-1000                               (Zip Code)
           (Address of principal executive offices)



                                  Eric Parets
                             Senior Vice President
                              Marine Midland Bank
                                  140 Broadway
                         New York, New York 10005-1180
                              Tel: (212) 658-6560
           (Name, address and telephone number of agent for service)

                         QUINTILES TRANSNATIONAL CORP.
              (Exact name of obligor as specified in its charter)


             North Carolina                     56-1714315
             (State or other jurisdiction       (I.R.S. Employer
             of incorporation or organization)  Identification No.)

             4709 Creekstone Drive
             Riverbirch Building, Suite 300
             Durham, North Carolina                    27703-8411
             (919) 941-2000                           (Zip Code)
             (Address of principal executive offices)

           4.25% CONVERTIBLE SUBORDINATED NOTES DUE MAY 31, 2000
                       (Title of Indenture Securities)


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                                    General
Item 1. General Information.

             Furnish the following information as to the trustee:

        (a) Name and address of each examining or supervisory authority to which it is subject.

             State of New York Banking Department.

             Federal Deposit Insurance Corporation, Washington, D.C.

             Board of Governors of the Federal Reserve System,
             Washington, D.C.

        (b)  Whether it is authorized to exercise corporate trust powers.

                Yes.

Item 2. Affiliations with Obligor.

             If the obligor is an affiliate of the trustee, describe each such affiliation.

                None


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Item 16.  List of Exhibits.


Exhibit


T1A(i)                          *    -     Copy of the Organization Certificate
                                           of Marine Midland Bank.

T1A(ii)                         *    -     Certificate of the State of New York
                                           Banking Department dated December
                                           31, 1993 as to the authority of
                                           Marine Midland Bank to commence
                                           business.

T1A(iii)                             -     Not applicable.

T1A(iv)                         *    -     Copy of the existing By-Laws of
                                           Marine Midland Bank as adopted on
                                           January 20, 1994.

T1A(v)                               -     Not applicable.

T1A(vi)                         *    -     Consent of Marine Midland Bank
                                           required by Section 321(b) of the
                                           Trust Indenture Act of 1939.

T1A(vii)                             -     Copy of the latest report of
                                           condition of the trustee (September
                                           30, 1996), published pursuant to law
                                           or the requirement of its
                                           supervisory or examining authority.

T1A(viii)                            -     Not applicable.

T1A(ix)                              -     Not applicable.


     * Exhibits previously filed with the Securities and Exchange Commission with Registration No. 33-53693 and incorporated herein by reference thereto.


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                                   SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, Marine Midland Bank, a banking corporation and trust company organized under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 18th day of December 1996.



                                         MARINE MIDLAND BANK


                                         By: /s/ Frank J. Godino
                                            -----------------------
                                         Frank J. Godino
                                         Assistant Vice President


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                                                               EXHIBIT T1A (VII)


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
                                                                Board of Governors of the Federal Reserve System
                                                                OMB Number: 7100-0036
                                                                Federal Deposit Insurance Corporation
                                                                OMB Number: 3064-0052
                                                                Office of the Comptroller of the Currency
                                                                OMB Number: 1557-0081
FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL              Expires March 31, 1999

This financial information has not been reviewed, or confirmed
for accuracy or relevance, by the Federal Reserve System.       Please refer to page 1,              [1]
                                                                Table of Contents, for
                                                                the required disclosure
                                                                of estimated burden.




CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES--FFIEC 031


                                                                 (9506230)
REPORT AT THE CLOSE OF BUSINESS SEPTEMBER 30, 1996              -----------
                                                                 (RCRI9999)







This report is required by law; 12 U.S.C. Section 324 (State member banks); 12       This report form is to be filed by banks
U.S.C. Section  1817 (State nonmember banks); and 12 U.S.C. Section 161 (National    with branches and consolidated subsidiaries
banks).                                                                              in U.S. territories and possessions, Edge or
                                                                                     Agreement subsidiaries, foreign branches,
                                                                                     consolidated foreign subsidiaries, or
                                                                                     International Banking Facilities.


NOTE: The Reports of Condition and Income must be signed by an authorized officer    The Reports of Condition and Income are
and the Report of Condition must be attested to by not less than two directors       to be prepared in accordance with
(trustees) for State nonmember banks and three directors for State member and        Federal regulatory authority instructions.
National Banks.                                                                      NOTE: These instructions may in some cases
                                                                                     differ from generally accepted accounting
                                                                                     principles.


I, Gerald A. Ronning, Executive VP & Controller                                      We, the undersigned directors (trustees),
------------------------------------------------------                               attest to the correctness of this Report
  Name and Title of Officer Authorized to Sign Report                                of Condition (including the supporting
                                                                                     schedules) and declare that it has been
of the named bank do hereby declare that these Reports of Condition and Income       examined by us and to the best of our
(including the supporting schedules) have been prepared in conformance with the      knowledge and belief has been prepared in
instructions issued by the appropriate Federal regulatory authority and are true     conformance with the instructions issued by
to the best of my knowledge and believe.                                             the appropriate Federal regulatory authority
                                                                                     and is true and correct.

                                                                                        /s/ James H. Cleave
                                                                                     -------------------------------------------
                                                                                     Director (Trustee)

 /s/ Gerald A. Ronning                                                                  /s/ Bernard J. Kennedy
----------------------                                                               -------------------------------------------
Signature of Officer Authorized to Sign Report                                       Director (Trustee)

          10/28/96                                                                     /s/ Northrup R. Knox
------------------------------------                                                 -------------------------------------------
Date of Signature                                                                    Director (Trustee)




----------------------------------------------------------------------------------------------------------------------------------
FOR BANKS SUBMITTING HARD COPY REPORT FORMS:

STATE MEMBER BANK: Return the original and one copy to the appropriate Federal       NATIONAL BANKS: Return the original only in
Reserve District Bank.                                                               the special return address envelope provided.
                                                                                     If express mail is used in lieu of the special
STATE NONMEMBER BANKS: Return the original only in the special return address        return address envelope, return the original
envelope provided.  If express mail is used in lieu of the special return address    only to the FDIC, c/o Quality Data Systems,
envelope, return the original only to the FDIC, c/o Quality Data Systems, 2127       2127 Espey Court, Suite 204, Crofton, MD
Espey Court, Suite 204, Crofton, MD 21114.                                           21114.
--------------------------------------------------------------------------------------------------------------------------------
FDIC Certificate Number     0         0         5         8         9
                           ------------------------------------------
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     NOTICE
This form is intended to assist institutions with state publication requirements. It has not been approved by any state banking
authorities. Refer to your appropriate state banking authorities for your state publication requirements.



REPORT OF CONDITION

Consolidating domestic and foreign subsidiaries of the
Marine Midland Bank              of Buffalo
     Name of Bank                City

in the state of New York, at the close of business
September 30, 1996


ASSETS
                                                                  Thousands
                                                                  of dollars
Cash and balances due from depository
institutions:


  Noninterest-bearing balances
  currency and coin....................................                $  924,069
  Interest-bearing balances ...........................                 1,269,750
  Held-to-maturity securities..........................                         0
  Available-for-sale securities........................                 3,096,772

Federal Funds sold and securities purchased under agreements to resell in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:

  Federal funds sold...................................                   785,600
  Securities purchased under
  agreements to resell.................................                   306,969

Loans and lease financing receivables:

  Loans and leases net of unearned
  income...............................                    14,428,376
  LESS: Allowance for loan and lease
  losses...............................                       440,075
  LESS: Allocated transfer risk reserve                             0

  Loans and lease, net of unearned
  income, allowance, and reserve.......................                13,988,301
  Trading assets.......................................                   791,225
  Premises and fixed assets (including
  capitalized leases)..................................                   180,892

Other real estate owned.................................                    5,104
Investments in unconsolidated
subsidiaries and associated companies...................                        0
Customers' liability to this bank on
acceptances outstanding.................................                   19,791
Intangible assets.......................................                  161,326




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
Other assets............................................                  459,739
Total assets............................................               21,989,538


LIABILITIES

Deposits:
  In domestic offices..................................                14,736,857

  Noninterest-bearing..................                     3,198,971
  Interest-bearing.....................                    11,537,886

In foreign offices, Edge, and Agreement
subsidiaries, and IBFs..................................                3,676,395

  Noninterest-bearing..................                             0
  Interest-bearing.....................                     3,676,395

Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and its Edge and Agreement subsidiaries, and in IBFs:

  Federal funds purchased..............................                   385,430
  Securities sold under agreements to
  repurchase...........................................                   212,177
Demand notes issued to the U.S. Treasury                                  300,000
Trading Liabilities......................................                 293,523

Other borrowed money:
  With original maturity of one year
  or less..............................................                    28,701
  With original maturity of more than
  one year.............................................                         0
Mortgage indebtedness and obligations
under capitalized leases................................                   33,613
Bank's liability on acceptances
executed and outstanding................................                   19,791
Subordinated notes and debentures.......................                  100,000
Other liabilities.......................................                  305,078
Total liabilities.......................................               20,091,565
Limited-life preferred stock and
related surplus.........................................                        0

EQUITY CAPITAL

Perpetual preferred stock and related
surplus.................................................                        0
Common Stock............................................                  185,000
Surplus.................................................                1,633,279
Undivided profits and capital reserves..................                   77,442
Net unrealized holding gains (losses)
on available-for-sale securities........................                    2,252
Cumulative foreign currency translation
adjustments.............................................                        0
Total equity capital....................................                1,897,973
Total liabilities, limited-life
preferred stock, and equity capital.....................               21,989,538




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